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                                                                    EXHIBIT 10.2

                              AMENDMENT NUMBER ONE
                               TO LOAN AGREEMENT


              This AMENDMENT NUMBER ONE TO LOAN AGREEMENT (the "Amendment") is entered into as of April 20, 2001, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender"), and FUTURELINK EUROPE LIMITED, a company organized under the laws of England and Wales ("Subsidiary Borrower"), with reference to the following:

              WHEREAS, Subsidiary Borrower has previously entered into that certain Loan Agreement, dated as of December 14, 2000 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), with Lender, pursuant to which Lender has made certain loans and financial accommodations available to Subsidiary Borrower;

              WHEREAS, Subsidiary Borrower has requested that Lender amend the Loan Agreement as set forth herein;

              WHEREAS, subject to the terms and conditions set forth herein, Lender is willing to so amend the Loan Agreement.

              NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

       1. Amendments to the Loan Agreement.

              (a) The following new definition hereby is added in its entirety to Section 1.1 of the Loan Agreement, in alphabetical order:

              "Maturity Date" has the meaning set forth in Section 3.4.

              (b) The following definitions set forth in Section 1.1 of the Loan Agreement hereby are amended and restated in their entirety as follows:

                     "Eligible Accounts" means Eligible UK Accounts.

                     "Maximum Subsidiary Revolver Amount" means $1,700,000.

              (c) The definitions of "ASP Dilution," "ASP Dilution Reserve", "Eligible ASP Accounts," and "Renewal Date" set forth in Section 1.1 of the Loan Agreement hereby are deleted in their entirety.

              (d) Section 2.1(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:


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                     2.1 REVOLVER ADVANCES.

                            (a) Subject to the terms and conditions of this
              Agreement, and during the term of this Agreement, Lender agrees to make advances ("Subsidiary Borrower Advances") to Subsidiary Borrower in an amount at any one time outstanding not to exceed an amount equal to the lesser of (i) the then extant Maximum Subsidiary Revolver Amount less the Letter of Credit Usage, or
              (ii) the Subsidiary Borrower Borrowing Base less the Letter of Credit Usage. For purposes of this Agreement, "Subsidiary Borrower Borrowing Base," as of any date of determination, shall mean the result of:

                            (y) the lesser of

                                   (i) 85% of the amount of Eligible UK
                            Accounts; provided, however, that the amount of Eligible UK Accounts owing by all Account Debtors located in the Republic of Ireland shall not exceed $250,000, less the amount, if any, of the Dilution Reserve, and

                                   (ii) an amount equal to Subsidiary Borrower's
                            Collections with respect to Accounts for the immediately preceding 45 day period, minus

                            (z) the aggregate amount of reserves, if any, established by Lender under Section 2.1(b).

              (e) Section 3.4 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     3.4 TERM. This Agreement shall become effective upon the
              execution and delivery hereof by Subsidiary Borrower and Lender and shall continue in full force and effect for a term ending on November 30, 2001 (the "Maturity Date"). The foregoing notwithstanding, Lender shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

              (f) The first sentence of Section 3.6 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     Subsidiary Borrower has the option, at any time upon 30
              days prior written notice by Subsidiary Borrower to Lender, to terminate this Agreement by paying to Lender, in cash, the Obligations (including either (i) providing cash collateral to be held by Lender in an amount


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              equal to 105% of the then extant Letter of Credit Usage, or (ii)
              causing the original Letters of Credit to be returned to Lender).

              (g) Section 6.2(h) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     (h) a calculation of Dilution for the prior month, and

       2. Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived or deferred by Lender in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

                     (a) Lender shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

                     (b) The representations and warranties in this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

                     (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

                     (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower or Lender.

                     (e) Lender shall have received the reaffirmation and consent attached hereto as Attachment "A," duly executed and delivered by an authorized official of each of the Borrowers and UK Holding Company.

       3. Representations and Warranties. Subsidiary Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within Subsidiary Borrower's powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended by this Amendment, constitute Subsidiary Borrower's legal, valid, and binding obligation, enforceable against Subsidiary Borrower in accordance with its terms, and (c) this Amendment has been duly executed and delivered by Subsidiary Borrower.


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       4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

       5. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

       6. Effect on Loan Documents.

                     (a) The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

                     (b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

                     (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

       7. Further Assurances. Subsidiary Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Lender, and take all actions as Lender may reasonably request from time to time, to perfect and maintain the perfection and priority of Lender's security interests in the Collateral and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement, as amended by this Amendment.


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       8. Entire Agreement. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

                  [Remainder of page intentionally left blank]


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              IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                   FUTURELINK EUROPE LIMITED, a company
                                   organized under the laws of England and Wales

                                   By:    /s/ YURI M. PASEA
                                         ---------------------------------------
                                   Title: Managing Director (Europe)


                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation

                                   By:    /s/ JOHN NOCITA
                                         ---------------------------------------
                                   Title: Vice President, Senior Account
                                          Executive


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                                 ATTACHMENT "A"

                            REAFFIRMATION AND CONSENT

              All capitalized terms used herein shall have the meanings ascribed to them in that certain Amendment Number One to Loan Agreement, dated as of April __, 2001 (the "Amendment"). The undersigned hereby (a) represents and warrants to Lender that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound of affected; (b) consents to the amendments of the Loan Agreement as amended by the Amendment; (c) acknowledges and reaffirms its obligations owing to Lender under the UK Guaranty (as defined in the Loan Agreement) and any other Loan Documents (as defined in the Loan Agreement) to which it is a party; and (d) agrees that each of the UK Guaranty (as defined in the Loan Agreement) and any other Loan Documents (as defined in the Loan Agreement) to which it is a party is and shall remain in full force and effect.

              Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Lender has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent.

                                   FUTURELINK CORP.,
                                   a Delaware corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   FUTURELINK MICRO VISIONS CORP.,
                                   a Delaware corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer



                           [signature pages continue]


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                                   FUTURELINK ASYNC CORP.,
                                   a Delaware corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   FUTURELINK PLEASANTON CORP.,
                                   a Delaware corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   FUTURELINK MADISON CORP.,
                                   a Delaware corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   FUTURELINK VSI CORP.,
                                   a Maryland corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer

                                   KNS HOLDINGS LIMITED, a company organized under the laws of England and Wales

                                   By:   /s/ YURI M. PASEA
                                         ---------------------------------------
                                   Title: Managing Director (Europe)


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